UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

on behalf of the RAAC Series 2005-SP2 Trust

(Exact name of registrant as specified in its charter)

DELAWARE (State of Other Jurisdiction of Incorporation)	333-125485 (Commission File Number)	41-1955181 (I.R.S. Employer Identification No.)
8400 Normandale Lake Blvd. Suite 250 Minneapolis, Minnesota (Address of Principal Executive Offices)	55437 (Zip Code)

Registrant's telephone number, including area code, is (952) 857-7000

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about October 11, 2005, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-SP2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

In connection with the sale of the Certificates, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter") that the Underwriter has furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-125485, which Collateral Term Sheets are being filed electronically as exhibits to this report.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

THE UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits

99.1 Collateral Term Sheets

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By: /s/ Joseph Orning

Name: Joseph Orning

Title: Vice President

Dated: October 4, 2005

EXHIBIT INDEX
Exhibit Number	Item 601(a) of Sequentially Regulation S-K Exhibit No.	Number Description
1	99	Collateral Term Sheets

EXHIBIT INDEX

Exhibit No. Description of Exhibit

99.1 Collateral Term Sheets